CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT AND
AMENDMENT NO. 1 TO GUARANTY AND SECURITY AGREEMENT

THIS CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO GUARANTY AND SECURITY AGREEMENT (this "Amendment") is entered into as of April 21, 2017, by and among the Lenders identified on the signature pages hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, "Agent"), THE MANITOWOC COMPANY, INC., a Wisconsin corporation ("Parent"), MANITOWOC CRANES, LLC, a Wisconsin limited liability company ("Cranes"), GROVE U.S. L.L.C., a Delaware limited liability company ("Grove"; Parent, Cranes and Grove are collectively, the "US Borrowers" and individually, a "US Borrower"), MANITOWOC CRANE GROUP GERMANY GMBH, a German limited liability company (Gesellschaft mit beschränkter Haftung) ("German Borrower"; US Borrowers and German Borrower are collectively, the "Borrowers" and individually, a "Borrower"), and the US Guarantors (as defined below).
WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Credit Agreement dated as of March 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment the "Credit Agreement");
WHEREAS, MANITOWOC CRANE GROUP U.S. HOLDING, LLC, a Tennessee limited liability company ("Crane Group"), MANITOWOC CRANE COMPANIES, LLC, a Wisconsin limited liability company ("Crane Companies"), MANITOWOC RE-MANUFACTURING, LLC, a Wisconsin limited liability company ("Manufacturing"), and MANITOWOC CP, INC., a Nevada corporation ("MCPI"; Crane Group, Crane Companies, Manufacturing, and MCPI are collectively, the "US Guarantors"), Borrowers, and Agent are parties to that certain Guaranty and Security Agreement dated as of March 3, 2016 (as heretofore or hereinafter amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement");
WHEREAS, Borrowers have requested that Agent be permitted to enter into an intercreditor agreement in form and substance satisfactory to Agent to subordinate Agent's Lien on certain Equipment, Inventory and related property of the Loan Parties that has been or may from time to time hereafter by financed by De Lage Landen Financial Services, Inc.;
WHEREAS, in connection with the foregoing, Borrowers have requested that Agent and each of the Lenders agree to amend the Credit Agreement and the Security Agreement in certain respects, and Borrowers, Agent and each of the Lenders have agreed to amend the Credit Agreement and the Security Agreement as set forth herein subject to the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein (including in the recitals above) shall have the meanings ascribed to such terms in the Credit Agreement.
2.Consent. Subject to the satisfaction of the conditions to effectiveness set forth in Section 6 of this Amendment and in reliance upon the representations and warranties set forth in Section 7 of this Amendment, the Lenders hereby authorize Agent at Agent's election to enter into an intercreditor agreement with De Lage Landen Financial Services, Inc. in form and substance satisfactory to Agent following the date hereof in order to subordinate Agent's Liens on certain Inventory, Equipment and related property of the Loan Parties and their Subsidiaries that has been or may from time to time hereafter be financed by De Lage Landen Financial Services, Inc. This is a limited consent and shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right or remedy that Agent or any Lender or its Affiliates may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

3.Amendments to Credit Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 6 of this Amendment and in reliance upon the representations and warranties set forth in Section 7 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)Schedule 1.1 to the Credit Agreement is amended by amending and restating the definition of the term "Excluded Deposit Account" in its entirety as follows:
"Excluded Deposit Account" means (a) Deposit Accounts established solely (i) for the purposes of funding payroll, payroll taxes, escrow trust and employee wage and benefits payments (which aggregate balance in such accounts shall not exceed the total amount estimated by the Borrowers in good faith to be payable in the following 30 days from such account or such greater amount as required by law), (ii) as tax accounts, including, without limitation, sales tax accounts, (iii) as escrow, defeasance and redemption accounts in respect of transactions permitted under the Credit Agreement and (iv) as fiduciary or trust accounts; (b) Deposit Accounts with an aggregate amount on deposit therein of not more than $500,000 at any one time for all Loan Parties; provided, that the amount on deposit in any individual Deposit Account that shall constitute an Excluded Deposit Account pursuant to this clause (b) must be less than $100,000 at all times in order for such Deposit Account to qualify as an Excluded Deposit Account; and (c) Deposit Account number 77509001 of Grove with JPMorgan Chase Bank; provided that the average daily balance in such account for any 3 Business Day period does not exceed €5,000,000.
(b)Schedule 1.1 to the Credit Agreement is amended by (i) amending the definition of the term "Eligible Equipment" set forth therein by replacing the "." at the end of clause (n) thereof with ", or", and (ii) inserting a new clause (o) at the end thereof as follows:
(o) it was repurchased by a Loan Party from a customer and is subject to a Lien in favor of De Lage Landen Financial Services, Inc.
(c)Schedule 1.1 to the Credit Agreement is amended by (i) amending the definition of the term "Eligible Landed Inventory" set forth therein by replacing the "." at the end of clause (o) thereof with ", or", and (ii) inserting a new clause (p) at the end thereof as follows:
(p) it consists of goods repurchased by a Loan Party from a customer and is subject to a Lien in favor of De Lage Landen Financial Services, Inc.
(d)Schedule 5.1 to the Credit Agreement is amended by replacing the reference to "as soon as available, but in any event within 30 days following the start of each of Parent's fiscal years," that appears adjacent to the requirement for the delivery of Parent's Projections set forth therein with a reference to "as soon as available, but in any event by March 15th of each of Parent's fiscal years".
(e)Schedule 5.2 to the Credit Agreement is amended by amending and restating clause (g) thereof in its entirety as follows:
(g)    a detailed report regarding (i) Borrowers' Inventory and Equipment that is leased or rented to a customer, or held for lease or rent (which shall include the physical location of any such leased or rented Inventory or Equipment that is located with a customer and the serial number (if any) in respect of any such leased Equipment or Inventory), and (ii) Borrowers' Inventory and Equipment that has been repurchased and is subject to a Lien in favor of De Lage Landon Financial Services, Inc. (which shall include the physical location of any repurchased Inventory or Equipment and the serial number (if any) in respect of any such repurchased Equipment or Inventory).
4.Amendments to Security Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 6 of this Amendment and in reliance upon the representations and warranties set forth in Section 7 of this Amendment, the Security Agreement is hereby amended as follows:
(a)Section 1(a)(xiii) to the Security Agreement is amended and restated in its entirety as follows:

(xiii)    "Excluded Deposit Account" means (a) Deposit Accounts established solely (i) for the purposes of funding payroll, payroll taxes, escrow trust and employee wage and benefits payments (which aggregate balance in such accounts shall not exceed the total amount estimated by the Borrowers in good faith to be payable in the following 30 days from such account or such greater amount as required by law), (ii) as tax accounts, including, without limitation, sales tax accounts, (iii) as escrow, defeasance and redemption accounts in respect of transactions permitted under the Credit Agreement and (iv) as fiduciary or trust accounts; (b) Deposit Accounts with an aggregate amount on deposit therein of not more than $500,000 at any one time for all Grantors; provided, that the amount on deposit in any individual Deposit Account that shall constitute an Excluded Deposit Account pursuant to this clause (b) must be less than $100,000 at all times in order for such Deposit Account to qualify as an Excluded Deposit Account; and (c) Deposit Account number 77509001 of Grove with JPMorgan Chase Bank; provided that the average daily balance in such account for any 3 Business Day period does not exceed €5,000,000.
5.Continuing Effect; Reaffirmation and Continuation. Except as expressly set forth in Section 3 and Section 4 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement, the Security Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement, the Security Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. Each Borrower hereby ratifies, affirms, acknowledges and agrees that as of the date hereof the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrowers, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.
6.Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:
(a)Agent shall have received a copy of this Amendment in form and substance acceptable to Agent executed by Borrowers, US Guarantors, Agent and Lenders;
(b)Agent shall have received a copy of the Consent and Reaffirmation attached hereto executed by each other Guarantor; and
(c)No Default or Event of Default shall have occurred and be continuing on the date hereof.
7.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby jointly and severally represent and warrant to Agent and Lenders on the date hereof that:
(a)All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b)No Default or Event of Default has occurred and is continuing on the date of this Amendment; and
(c)This Amendment, and the Credit Agreement as modified hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
8.Consent and Reaffirmation by US Guarantors. Each US Guarantor hereby (i) consents to Borrowers' execution and delivery of this Amendment; (ii) agrees to be bound by this Amendment; (iii) affirms that nothing contained in this Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth herein; and (iv) ratifies, affirms, acknowledges and agrees that each of the Loan Documents to which such US Guarantor is a party represents the valid, enforceable and collectible obligations of such US Guarantor, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other such Loan Document. Each Guarantor hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by such US Guarantor in all respects. Although each US Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each US Guarantor understands that neither Agent nor any Lender has any obligation to inform any US Guarantor of such matters in the future or to seek any US Guarantor's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
9.Miscellaneous.
(a)Expenses. Borrowers and US Guarantors jointly and severally agree to pay on demand all Lender Group Expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.
(b)Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York. The choice of law and venue, and jury trial waiver provisions set forth in Section 12 of the Credit Agreement are incorporated herein by reference and shall apply in all respects to this Amendment.
(c)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.
(d)Loan Document. The parties hereto acknowledge and agree that this Amendment is a Loan Document.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

US BORROWERS	THE MANITOWOC COMPANY, INC., a Wisconsin corporation
	By:	/s/ Louis F. Raymond
	Name:	Louis F. Raymond
	Title:	Vice President, General Counsel and Secretary

MANITOWOC CRANES, LLC, a Wisconsin limited liability company
	By:	/s/ Louis F. Raymond
	Name:	Louis F. Raymond
	Title:	Vice President and Secretary

GROVE U.S. L.L.C., a Delaware limited liability company
	By:	/s/ Louis F. Raymond
	Name:	Louis F. Raymond
	Title:	Vice President and Secretary

GERMAN BORROWER		MANITOWOC CRANE GROUP GERMANY GMBH, a German limited liability company
	By:	/s/ Lawrence J Weyer
	Name:	Lawrence J Weyers
	Title:	Supervisory Board

US GUARANTORS	THE MANITOWOC CRANE GROUP U.S. HOLDING, LLC
	By:	/s/ Louis F. Raymond
	Name:	Louis F. Raymond
	Title:	Vice President and Secretary

MANITOWOC CRANE COMPANIES, LLC
	By:	/s/ Louis F. Raymond
	Name:	Louis F. Raymond
	Title:	Vice President and Secretary

MANITOWOC RE MANUFACTURING, LLC
	By:	/s/ Louis F. Raymond
	Name:	Louis F. Raymond
	Title:	Vice President and Secretary

MANITOWOC CP, INC.
	By:	/s/ Louis F. Raymond
	Name:	Louis F. Raymond
	Title:	Vice President and Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Anne Sasal
Name:	Anne Sasal
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION (LONDON BRANCH), as a Lender
By:	/s/ Tania Saldawhn
Name:	Tania Saldawhn
Title:	Its Authorized Signatory

JP MORGAN CHASE BANK, N.A., as a lender
By:	/s/ Kelly O'Malley
Name:	Kelly O'Malley
Title:	Authorized Officer

JP MORGAN CHASE BANK, N.A., LONDON BRANCH, as a lender
By:	/s/ Matthew Sparkes
Name:	Matthew Sparkes
Title:	Authorized Officer

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

BANK OF MONTREAL, as a Lender
By:	/s/ Jason Hefler
Name:	Jason Hefler
Title:	Managing Director

BANK OF MONTREAL (LONDON BRANCH), as a Lender
By:	/s/ Scott Matthews
Name:	Scott Matthews
Title:	MD

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Bradley E Handrich
Name:	Bradley E Handrich
Title:	VP

BANK OF AMERICAN, N.A. (acting through its London branch), as a Lender
By:	/s/ Bradley E Handrich
Name:	Bradley E Handrich
Title:	VP

CITIBANK, N.A., as a Lender
By:	/s/ Christopher Marino
Name:	Christopher Marino
Title:	Vice President and Director

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Joseph A. Philbin
Name:	Joseph A. Philbin
Title:	SVP

Société Générale, New York Branch, as a Lender
By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

CONSENT AND REAFFIRMATION
Each undersigned Guarantor hereby (i) acknowledges receipt of a copy of the foregoing Consent and Amendment No. 2 to Credit Agreement and Amendment No. 1 to Guaranty and Security Agreement (the "Amendment"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amendment), (ii) consents to Borrowers' execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth therein; and (v) ratifies, affirms, acknowledges and agrees that each of the Loan Documents to which such Guarantor is a party represents the valid, enforceable and collectible obligations of such Guarantor, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other such Loan Document. Each Guarantor hereby agrees that the Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by such Guarantor in all respects. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither Agent nor any Lender has any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
[signature page follows]

MANITOWOC CRANE GROUP HOLDING GERMANY GMBH
By:	/s/ Lawrence J Weyers
Name:	Lawrence J Weyers
Title:	Managing Director